Income Tax	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Tax	INCOME TAX
Income (loss) before income tax is comprised of the following:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
Income (loss) recorded in the Netherlands	(32)	(22)	(20)
Income (loss) from foreign operations	4,795	4,508	2,357
Income (loss) before income tax benefit (expense)	4,763	4,486	2,337

STMicroelectronics N.V. and its subsidiaries are individually liable for income taxes in their jurisdictions.
Income tax benefit (expense) is comprised of the following:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
The Netherlands taxes - current	—	—	—
Foreign taxes - current	(528)	(510)	(285)
Total current taxes	(528)	(510)	(285)
The Netherlands taxes - deferred	—	—	—
Foreign taxes - deferred	(13)	(10)	(46)
Total deferred taxes	(13)	(10)	(46)
Income tax expense	(541)	(520)	(331)
Effective tax rate	11%	12%	14%

The principal items comprising the differences in income taxes computed at the Netherlands statutory rate of 25.8% in 2023, 25.8% in 2022 and 25% in 2021, and the effective income tax rate are the following:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
Income tax benefit (expense) computed at statutory rate	(1,229)	(1,158)	(584)
Non-deductible and non-taxable permanent differences, net	6	22	4
Change in valuation allowances	—	140	(2)
Effect of changes in tax laws and similar	149	6	6
Current year tax credits	29	30	39
Other tax and credits	34	(51)	(22)
Benefits from tax holidays	45	60	49
Net impact of changes to uncertain tax positions	(8)	(12)	(8)
Earnings of subsidiaries taxed at different rates	433	443	187
Income tax benefit (expense)	(541)	(520)	(331)

In 2022, the variation on the valuation allowance was related to the assessment of the recoverability of the deferred tax assets following the improved stability of profits of the Company in various jurisdictions.
The variation in the line "Effect of changes in tax laws and similar" in 2023 mainly relates to the recognition of a net deferred tax asset of $52 million related to a tax credit granted for technological activities, as well as the impact of the conclusion in 2023 of tax authority discussions resulting in the recognition of a net deferred tax asset of $81 million for intangibles recognized for tax purposes. These will be amortized over time and result in a future cash tax benefit.
The tax holidays represent a tax exemption period aimed to attract foreign technological investment in certain tax jurisdictions. The effect of the tax benefits, from tax holidays for countries which are profitable, on basic earnings per share was $0.05, $0.07 and $0.05 for the years ended December 31, 2023, 2022 and 2021, respectively. These agreements are present in various countries and include programs that reduce up to and including 100% of taxes in years affected by the agreements. The Company’s tax holidays expire at various dates through the year ending December 31, 2029. In certain countries, tax holidays can be renewed depending on the Company still meeting certain conditions at the date of expiration of the current tax holidays.
Component of the Net Deferred Tax Asset and Liability
Deferred tax assets and liabilities consisted of the following:

	December 31, 2023	December 31, 2022
Tax loss carryforwards, tax credits and other tax attributes	886	520
Less unrecognized tax benefits	(21)	(25)
Tax loss carryforwards, tax credits and other tax attributes, net of unrecognized tax benefits	865	495
Inventory valuation	48	42
Fixed asset depreciation	61	55
Increased depreciation incentives	48	83
Capitalized development costs	38	79
Receivables for government funding	152	121
Tax credits granted on capital investments	226	218
Pension	67	62
Stock awards	17	17
Operating lease liabilities	69	50
Commercial accruals	38	27
Other temporary differences	33	27
Total deferred tax assets	1,662	1,276
Valuation allowances	(782)	(416)
Deferred tax assets, net	880	860
Accelerated fixed asset depreciation	(40)	(37)
Acquired intangible assets	(24)	(23)
Advances of government funding	(185)	(177)
Operating lease right-of-use assets	(62)	(50)
Other temporary differences	(31)	(31)
Deferred tax liabilities	(342)	(318)
Net deferred income tax asset	538	542

For a particular tax-paying component of the Company and within a particular tax jurisdiction, all deferred tax liabilities and assets are offset and presented as a single amount in the balance sheet. The Company does not offset deferred tax liabilities and assets attributable to different tax-paying components or to different tax jurisdictions. The above table presents the deferred tax assets and liabilities before offset.
The variations in the lines "Tax losses carried forward, tax credits and other tax attributes" and "Valuation allowances” mainly include the recognition of deferred tax assets for a tax credit related to technological activities and the impact of the conclusion of discussions with the tax authorities for intangibles recognized for tax purposes, totaling $479 million decreased by $126 million related to the utilization of the tax losses in several jurisdictions following management’s assessment of the likelihood of future realization of the gross DTA recognized in the period.
The “Tax credits granted on capital investments” is mainly related to a 2003 agreement granting the Company certain tax credits for capital investments purchased through the year ending December 31, 2006. Any unused tax credits granted under the agreement will be impacted yearly by a legal inflationary index (currently 3.64% per annum). The credits may be utilized depending on the Company meeting certain program criteria and have no expiration date. In addition to this agreement, starting from 2007 the Company continues to receive tax credits on the yearly capital investments, which may be used to offset that year’s tax liabilities and increases by the legal inflationary rate. However, pursuant to the inability to utilize these credits currently and in future years, the Company did not recognize any deferred tax asset on such tax allowance. As a result, there is no financial impact to the net deferred tax assets of the Company.
Deferred tax asset expiration
As of December 31, 2023, the Company and its subsidiaries have gross deferred tax assets on tax loss carryforwards, tax credits and other tax attributes that expire starting from 2024.

December 31,
Year	2023
2024	3
2025	2
2026	2
2027	4
2028	3
Thereafter	872
Total	886
The amount reported on the line “Thereafter” includes tax attributes that expire in 2029 for $276 million and tax credit which will expire in 2030 for $203 million. The majority of the remaining amount has no expiration date.
Deferred Tax expense recognized through Other Comprehensive Income
In 2023, the Company recognized a deferred tax expense of $4 million as a component of other comprehensive income (loss), compared to a deferred tax expense of $26 million in 2022. They were related primarily to the tax effects of the recognized unfunded status on defined benefits plan.
Deferred tax on undistributed Earnings from foreign subsidiaries
The cumulative amount of distributable earnings related to the Company’s investments in foreign subsidiaries and corporate joint ventures was $7,575 million and $7,140 million as of December 31, 2023 and December 31, 2022, respectively. Due to the Company’s legal and tax structure, with the parent company established in the Netherlands, there is no significant tax impact from the distribution of earnings for $6,965 million from investments in foreign subsidiaries and corporate joint ventures. This is because there is no tax impact on dividends paid up to a Dutch holding company by qualifying investments. The amount of distributable earnings becoming taxable upon repatriation amount to $607 million. An amount of $387 million is indefinitely reinvested by the foreign subsidiaries. As of December 31, 2023, a deferred tax liability is recognized for $22 million on the amount of earnings expected to be repatriated in a foreseeable future.
Unrecognized Tax Benefits
A reconciliation of 2023, 2022 and 2021 beginning and ending amounts of unrecognized tax benefits is as follows:

	December 31, 2023	December 31, 2022	December 31, 2021
Balance at beginning of year	61	118	48
Additions based on tax positions related to the current year	—	4	72
Additions based on acquisitions related to the current year	—	—	—
Additions for tax positions of prior years	11	13	1
Reduction for tax positions of prior years	—	(69)	(1)
Settlements	(14)	(2)	—
Reductions due to lapse of statute of limitations	(4)	—	—
Foreign currency translation	1	(3)	(2)
Balance at end of year	55	61	118

In addition, as of December 31, 2023, $21 million of unrecognized tax benefits were classified as a reduction of deferred tax assets (as of December 31, 2022, the amount was $25 million). It is reasonably possible that certain of the uncertain tax positions disclosed in the table above could increase or decrease within the next 12 months due to ongoing tax audits. The Company is not able to make an estimate of the range of the reasonably possible change impacting the annual effective tax rate.
Additionally, the Company elected to classify accrued interest and penalties related to uncertain tax positions as components of income tax expense in the consolidated statements of income. They were less than $1 million in 2023, less than $1 million in 2022 and $1 million in 2021. Accrued interest and penalties amounted to $6 million as of December 31, 2023 and $6 million as of December 31, 2022.
The tax years that remain open for review from the tax authorities in the Company’s major tax jurisdictions are from 1997 to 2023.
Pillar II income taxes
Pillar II legislation has been enacted in certain jurisdiction the Company operates (Netherlands, the majority of the European Countries and Switzerland). The legislation will be effective for the Company's financial year beginning January 1, 2024. The Company is in the scope and has performed a preliminary assessment of the potential exposure of the Pillar II incomes taxes.
The assessment of the potential exposure to Pillar II income taxes is based on the most recent tax filings, 2022 country-by-country reporting and financial statements for the constituent entities in the Company. Based on the assessment, the Pillar II effective tax rates in most of the jurisdictions are above 15%. However, there is a limited number of jurisdictions where the transitional safe harbour relief does not apply and the Pillar II effective tax rate is slightly below 15%. Therefore, the Company expects a limited tax exposure to Pillar II income taxes in those jurisdictions. Pillar II income taxes impact will depend on the level of 2024 operating results within those jurisdictions as well as potential enactment of the Pillar II legislation or change in tax laws in those jurisdictions.